UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 11, 2003

On Assignment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20540	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

26651 West Agoura Road Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

(818) 878-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12.                     Results Of Operations and Financial Condition.

On November 11, 2003, On Assignment, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the third quarter of 2003.  A copy of the press release is attached hereto as Exhibit 99.1.  This press release may also be found on the Company’s website at www.onassignment.com on the Investor Relations page.  The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, or other document filed with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON ASSIGNMENT, INC.

Date: November 11, 2003	By:	/s/ RONALD W. RUDOLPH
Ronald W. Rudolph
Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of On Assignment, Inc., dated November 11, 2003, reporting financial results for the third quarter of 2003.